Exhibit 99.1

Lantern Pharma Inc. Announces up to $9.25 Million Registered Direct Offering with Existing Holders and a Single Institutional Investor

$4.4 million upfront with up to an additional $4.85 million of potential aggregate gross proceeds upon the exercise in full of the warrants

Offering priced at the closing price with unregistered warrants exercisable at a 10% premium to the close and non-exercisable for the first six months

DALLAS—(BUSINESS WIRE)—Lantern Pharma Inc. (NASDAQ: LTRN) (“Lantern” or the “Company”), a clinical-stage AI-driven precision oncology company developing targeted and transformative cancer therapies using its proprietary AI and machine learning platforms with multiple clinical stage drug programs, today announced that it has entered into a definitive agreement for the purchase and sale of an aggregate of 2,135,923 shares of its common stock (or pre-funded warrants in lieu thereof) at a purchase price of $2.06 per share (or pre-funded warrant in lieu thereof) in a registered direct offering. In addition, in a concurrent private placement, the Company will issue unregistered warrants to purchase up to 2,135,923 shares of common stock. The warrants will have an exercise price of $2.27 per share, will be exercisable six months following the initial issuance date, and will expire five years following the initial exercise date. The closing of the offering is expected to occur on or about May 14, 2026, subject to the satisfaction of customary closing conditions.

The Company has also communicated plans to create an independent business entity composed of the AI platform, withZeta.ai, and related technologies and personnel under the leadership of CEO Mr. Panna Sharma. The Company intends to separate its public facing clinically trained AI agent into an independent business entity in order to access dedicated funding sources and potentially realize valuation multiples separate from its drug development operations, which such entity the Company anticipates will become a newly listed company on a national stock exchange or market. Ryan Lane, from Empery Asset Management, whose funds led the financing round, commented: “We started using the AI platform shortly after its public release and have found the prompt results exceptionally useful for our in-house compound viability analysis versus generic LLM models. We believe with additional funding, withZeta will become a leading AI co-scientist for investors and biotech executives.”

The Company plans on hosting a separate investor webinar and meeting to provide additional details in the coming month.

Rodman & Renshaw LLC is acting as the exclusive placement agent for the offering.

The aggregate gross proceeds to the Company from the offering are expected to be approximately $4.4 million, before deducting the placement agent fees and other offering expenses payable by the Company. The potential additional gross proceeds from the unregistered warrants, if fully exercised on a cash basis, will be approximately $4.85 million. No assurance can be given that any of the warrants will be exercised. The Company currently intends to use the net proceeds from the offering for working capital and other general corporate purposes.

The shares of common stock (or pre-funded warrants in lieu thereof) (but not the warrants issued in the private placement or the shares of common stock underlying such warrants) are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-279718) filed with the Securities and Exchange Commission (“SEC”) on May 24, 2024, and became effective on June 10, 2024. The registered direct offering of the shares of common stock (or pre-funded warrants in lieu thereof) is being made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. The prospectus supplement and the accompanying prospectus relating to the shares of common stock (or pre-funded warrants in lieu thereof) being offered in the registered direct offering will be filed with the SEC and be available at the SEC’s website at www.sec.gov. Electronic copies of the prospectus supplement and the accompanying prospectus relating to the registered direct offering may also be obtained, when available, by contacting Rodman & Renshaw LLC at 600 Lexington Avenue, 32nd Floor, New York, NY 10022, by telephone at (212) 540-4414, or by email at info@rodm.com.

The warrants described above are being issued in a concurrent private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Lantern Pharma

Lantern Pharma (NASDAQ: LTRN) is a clinical-stage AI-driven precision oncology company transforming the cost, pace, and timeline of oncology drug discovery and development. The company’s proprietary AI and machine learning platform, RADR®, now operationalized through withZeta.ai, leverages billions of data points and advanced computational methods to rapidly uncover biomarker signatures and accelerate the development of targeted oncology therapies for difficult-to-treat cancers, including those of the central nervous system. Lantern is currently advancing a pipeline of small molecule drug candidates and an antibody-drug conjugate program focused on multiple solid tumor and hematologic malignancies. For more information, visit:

Website: www.lanternpharma.com

LinkedIn: https://www.linkedin.com/company/lanternpharma/

X: @lanternpharma

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to the ability of the Company to consummate the offering, the satisfaction of the closing conditions of the offering, the intended use of proceeds from the offering, the exercise of the warrants prior to their expiration, and the listing of an independent business entity of the Company on a on a national stock exchange or market.

Any statements that are not statements of historical fact (including, without limitation, statements that use words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “model,” “objective,” “aim,” “upcoming,” “should,” “will,” “would,” or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the risk that the Company may not be able to secure sufficient future funding when needed and as required to advance and support our existing and planned development programs and operations, (ii) the risk that observations in preclinical studies and early or preliminary observations in clinical studies do not ensure that later observations, studies and development will be consistent or successful, (iii) the risk that our research and the research of our collaborators may not be successful, (iv) the risk that our AI platform commercialization efforts, including withZeta.ai, may not generate the anticipated revenue or achieve the expected market adoption, (v) the risk that none of our product candidates has received FDA marketing approval, and we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates, (vi) the risk that no drug product based on our proprietary AI platforms has received FDA marketing approval or otherwise been incorporated into a commercial product, (vii) market and other conditions, and (viii) those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026.

You may access our Annual Report on Form 10-K for the year ended December 31, 2025 under the investor SEC filings tab of our website at http://www.lanternpharma.com/ or on the SEC’s website at http://www.sec.gov/. Given these risks and uncertainties, the Company can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this press release represent our judgment as of the date hereof, and, except as otherwise required by law, the Company disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Contacts

Investor Contact
Investor Relations
ir@lanternpharma.com
+1-972-277-1136